Exhibit 10.1

ASSIGNMENT AND ASSUMPTION OF LEASE

This Assignment and Assumption of Lease (this “Agreement”) is made as of the 28th day of February, 2018 by and between NAVISTAR, INC., a Delaware corporation having its principal address at 2701 Navistar Drive, Lisle, Illinois 60532 (“Assignor”) and FREIGHTCAR ALABAMA, LLC, a Delaware limited liability company, having its principal office at FreightCar Alabama, LLC, c/o FreightCar America, Inc., 2 North Riverside Plaza, Suite 1300, Chicago, Illinois 60606, Attn: General Counsel (“Assignee”).

WITNESSETH:

WHEREAS, Teachers’ Retirement Systems of Alabama and Employees’ Retirement System of Alabama (collectively, “Landlord”), and Assignor, as tenant, are parties to that certain Industrial Facility Lease, dated as of September 29, 2011, as amended by an Amendment to Industrial Facility Lease and Consent to Sublease dated as of February 19, 2013 (collectively, the “Lease”), pursuant to which Assignor has leased from Landlord certain land and improvements located in the City of Cherokee, County of Colbert and State of Alabama, commonly known as 1200 Haley Drive, Cherokee, Alabama, and more particularly described in the Lease (the “Premises”). A memorandum of lease with respect to the Lease was recorded in the land records of Colbert County, Alabama on October 25, 2011 in Book 2011, Page 22555; and

WHEREAS, Assignor desires to assign all its right, title and interest in the Lease to Assignee, and Assignee desires to accept such assignment, all in accordance with this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Assignor and Assignee agree as follows:

1.        Assignor hereby assigns and transfers all its right, title and interest in and to the Lease to Assignee to have and to hold the same from the date hereof (the “Effective Date”), for all of the remainder of the term of the Lease and any extensions thereof, subject to all the terms, covenants, conditions and provisions therein contained. Assignor covenants and agrees that Assignor shall pay all rents, additional rent and all other sums due and payable under the Lease through the Effective Date.

2.        Assignee hereby accepts the foregoing assignment from Assignor and hereby assumes and agrees to perform, from and after the Effective Date, all of the terms, covenants, conditions and provisions of the Lease. From and after the Effective Date, Assignee shall make all payments of rent, additional rent and all other sums due under the Lease in accordance with the terms of the Lease.

3.        Assignor represents and warrants that, as of the date hereof, there are no defaults of Assignor, as tenant under the Lease, or the Landlord under the Lease and that there are no subleases of the Premises, except for the Sublease dated February 19, 2013 as between Assignor and Assignee as amended by the Amendment to Sublease and Grant of Purchase Option to Subtenant dated March 11, 2013 the Second Amendment to Sublease and Consent to Sublease dated effective as of October 1, 2014 and the Third Amendment to Sublease and Consent to Sublease dated effective as of February 1, 2016 (collectively, the “Sublease”).

4.        Assignor and Assignee hereby agree that the Sublease shall terminate as of the Effective Date pursuant to the terms thereof as if the Sublease reached the Sublease Expiration Date. Assignor hereby represents and warrants that, as of the date hereof, there are no defaults of Assignee, as subtenant, under the Sublease, and Assignee hereby represents and warrants that, as of the date hereof, there are no defaults of Assignor, as sublandlord, under the Sublease. Assignor and Assignee hereby further represent and warrant that, to their knowledge, no circumstance exists which, if left uncured, would result in a default under the Sublease.

5.        Assignee hereby releases and discharges Assignor from any and all obligations, claims, demands, causes of action or other liabilities arising from and after the Effective Date out of or in connection with the Lease or the Premises.

6.        This Agreement is subject to the terms and provisions of the Lease, all of which are incorporated herein by this reference, except as explicitly set forth to the contrary herein. Landlord agrees that, notwithstanding Section 11.5 of the Lease, Landlord shall release Tenant from liability under the Lease to the extent first incurred or arising after the Effective Date. Landlord represents and warrants that to Landlord’s knowledge, as of the date hereof, there are no defaults of Assignor, as tenant, under the Lease, and, to Landlord’s actual knowledge, no circumstance exists which, if left uncured, would result in a default under the Lease. Landlord may treat Assignee as if Assignee were originally a party to the Lease, including, without limitation, as to all obligations arising prior to the Effective Date or with respect to events occurring or conditions existing prior to such Effective Date and Assignee shall be afforded such defenses as if originally the tenant party to the Lease. Assignor, Assignee and Landlord further agree that Section 11.6 of the Lease, which was added by the Amendment to Industrial Facility Lease and Consent to Sublease dated as of February 19, 2013, is hereby deleted. Landlord hereby joins this Agreement to consent to the aforesaid assignment of the Lease by Assignor to Assignee and also joins to acknowledge and agree to the terms of this Section 6.

7.        This Agreement may not be changed, modified, discharged or terminated orally or in any other manner except for an agreement in writing signed by the parties hereto or their respective successors and/or assigns.

8.        This Agreement shall be binding upon and inure to the benefit of the parties hereto and their personal representatives, successors and assigns.

9.        This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall collectively constitute but one and the same instrument.

10.        This Agreement shall be governed by the laws of the State of Alabama.

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2

IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the date first above written.

ASSIGNOR:

NAVISTAR, INC., a Delaware corporation

By:	/s/ Scott F. Renier
	Name:	Scott F. Renier

Title:	Vice President, Business

Development and Strategy

ASSIGNEE:

FREIGHTCAR ALABAMA, LLC, a Delaware limited liability company

By:	/s/ Matthew S. Kohnke
	Name:	Matthew S. Kohnke

Title:	Chief Financial Officer

The aforesaid assignment and assumption by and between Assignor and Assignee is hereby consented to by, and Landlord also joins for purposes of Section 6 above as of the day of , 20 :

TEACHERS’ RETIREMENT SYSTEMS OF ALABAMA

an instrumentality of the State of Alabama

By:		/s/ David G. Bronner
	Name:	David G. Bronner

Title:	Chief Executive Officer

EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA,

an instrumentality of the State of Alabama

By:		/s/ David G. Bronner
	Name:	David G. Bronner

Title:	Chief Executive Officer

State of Illinois	)
	)	ss.:
County of DuPage	)

I, Ruth Ann Garcia, a Notary (name and style of officer) in and for said County in said State, hereby certify that Scott F. Renier whose name as Vice President, Business Development and Strategy of Navistar, Inc., is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he or she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand this 28th day of February, 2018.

(seal)

/s/ Ruth Ann Garcia
Notary Public, DuPage County, Illinois
My Commission Expires: 2-7-21

State of Illinois	)
	)	ss.:
County of Cook	)

I, Vicki L. Prot, a Notary (name and style of officer) in and for said County in said State, hereby certify that Matthew S. Kohnke whose name as CFO of FreightCar America, Inc., is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he or she, as such officer and with full authority, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand this 26th day of February, 2018.

(seal)

/s/ Vicki L. Prot
Notary Public, Cook County, Illinois
My Commission Expires: July 3, 2018

State of Alabama	)
	)	ss.:
County of	)

I, Allison M. DeBoard, a Notary (name and style of officer) in and for said County in said State, hereby certify that David G. Bronner whose name as CEO of Employees’ Retirement Systems of Alabama, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he or she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand this 26th day of Feburary, 2018.

(seal)

/s/ Allison M. DeBoard
Notary Public, State at large County, Alabama
My Commission Expires: 12/17/18

State of Alabama	)
	)	ss.:
County of	)

I, Allison M. DeBoard, a Notary (name and style of officer) in and for said County in said State, hereby certify that David G. Bronner whose name as CEO of Teachers’ Retirement Systems of Alabama, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he or she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand this 26th day of Feburary, 2018.

(seal)

/s/ Allison M. DeBoard
Notary Public, State at large County, Alabama
My Commission Expires: 12/17/18